                                                                    EXHIBIT 10.4

                            REAFFIRMATION OF GUARANTY
                            -------------------------

                                 April 13, 2001

General Electric Capital Corporation, as Agent
10 South LaSalle Street
Suite 2800
Chicago, Illinois 60603

Attn:  Wilsons Leather Account Manager

     Please refer to (1) the Second Amended and Restated Credit Agreement dated as of October 31, 2000 (the "Credit Agreement"), amending and restating that certain Amended and Restated Credit Agreement dated as of May 24, 1999, amending and restating that certain Credit Agreement dated as of May 25, 1996 among Wilsons Leather Holdings Inc. ("Borrower"), and the Loan Parties signatory thereto, General Electric Capital Corporation, individually and as agent ("Agent") and the other Lenders signatory thereto; (2) Amendment No. 1 to Second Amended and Restated Credit Agreement dated the date hereof (the "Amendment");
(3) the Parent Guaranty dated as of May 25, 1996 (as amended, the "Parent Guaranty"), by certain of the undersigned in favor of Agent on behalf of the Lenders under the Credit Agreement; (4) the Store Guarantors' Guaranty (as amended, the "Store Guarantors' Guaranty") dated as of May 25, 1996 by certain of the undersigned in favor of Agent on behalf of the Lenders under the Credit Agreement; (5) the Joinder Agreement dated July 31, 1997 between Wilsons International, Inc. and Agent; (6) the Joinder Agreement dated May 24, 1999 between certain of the undersigned and Agent, (7) the Joinder Agreement dated October 10, 2000 between certain of the undersigned and Agent; (8) the Joinder Agreement dated October 31, 2000 between certain of the undersigned and Agent; and (9) the Joinder Agreement of even date herewith between certain of the undersigned and Agent. Borrower and the Credit Parties have requested that Agent and Lenders consent to the acquisition of Bentley's Luggage Corp. (the "Bentley Acquisition") and Agent and Requisite Lenders have consented to the Bentley Acquisition subject to the conditions to the consummation of the Bentley Acquisition set forth in the Consent to Credit Agreement dated as of March 19, 2001 by and among Borrower, Agent, the Credit Parties signatory thereto and the Requisite Lenders signatory thereto, including, but not limited to, the condition precedent that Bentley's Luggage Corp. and Florida Luggage Corp. become Store Guarantors under the terms of the Credit Agreement. All capitalized terms used but not otherwise defined herein have the meaning given to them in the Credit Agreement or in Schedule A thereto.

     We hereby (i) acknowledge receipt of the Amendment, (ii) acknowledge and reaffirm all of our obligations and undertakings under the Parent Guaranty and the Store Guarantors' Guaranty (as applicable) (collectively, the "Guaranties"), and (iii) acknowledge and agree that subsequent to, and taking into account such Amendment, the Guaranties are and shall remain in full force and effect in accordance with the terms thereof.

                            PARENTS:

                            Wilsons The Leather Experts Inc.
                            Wilsons Center, Inc.
                            Rosedale Wilsons, Inc.
                            River Hills Wilsons, Inc.

                            By:    /s/ Peter G. Michielutti
                                  ------------------------------------------

                            Title: Senior Vice President and Chief
                                   Financial Officer
                                  ------------------------------------------
                                  The authorized officer of each of the
                                  foregoing corporations

                            Store Guarantors:

                            Bentley's Luggage Corp.
                            Bermans The Leather Experts Inc.
                            El Portal Group, Inc.
                            Florida Luggage Corp.
                            Travelsupplies.com LLC
                            Wilsons Leather Direct Inc.
                            Wilsons International Inc.
                            Wilsons Leather of Airports Inc.
                            Wilsons Leather of Alabama Inc.
                            Wilsons Leather of Arkansas Inc.
                            Wilsons Leather of Canada Ltd.
                            Wilsons Leather of Connecticut Inc.
                            Wilsons Leather of Delaware Inc.
                            Wilsons Leather of Florida Inc.
                            Wilsons Leather of Georgia Inc.
                            Wilsons Leather of Indiana Inc.
                            Wilsons Leather of Iowa Inc.
                            Wilsons Leather of Louisiana Inc.
                            Wilsons Leather of Maryland Inc.
                            Wilsons Leather of Massachusetts Inc.
                            Wilsons Leather of Michigan Inc.
                            Wilsons Leather of Mississippi Inc.
                            Wilsons Leather of Missouri Inc.
                            Wilsons Leather of New Jersey Inc.
                            Wilsons Leather of New York Inc.
                            Wilsons Leather of North Carolina Inc.
                            Wilsons Leather of Ohio Inc.
                            Wilsons Leather of Pennsylvania Inc.
                            Wilsons Leather of Rhode Island Inc.
                            Wilsons Leather of South Carolina Inc.
                            Wilsons Leather of Tennessee Inc.

                            Wilsons Leather of Texas Inc.
                            Wilsons Leather of Vermont Inc.
                            Wilsons Leather of Virginia Inc.
                            Wilsons Leather of West Virginia Inc.
                            Wilsons Leather of Wisconsin Inc.
                            WWT, Inc.

                            By:    /s/ Peter G. Michielutti
                               ------------------------------------------

                            Name:  Peter G. Michielutti
                                 ----------------------------------------

                            Title: Senior Vice President and Chief
                                   Financial Officer
                                  ---------------------------------------
                                   The authorized officer of each of the
                                   foregoing corporations

                                      S-2